Exhibit 99.1

1 Bear Stearns November 28th, 2007 Other OTC: NAVZ

3 Forward Looking Information Information provided and statements contained in the presentation that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of the presentation and the company assumes no obligation to update the information included in the presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions , including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company's other liquidity sources, to repay any amounts due should any of the company's debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company's future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company's liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 8-K filed on April 6, 2006. In addition, until the previously announced review by the company of its accounts is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and period resulting from such review, if any, nor can there be any assurance that additional adjustments to the financial statements of the company will not be identified.

5 Other Cautionary Legends As announced on April 6, 2006, the company's previously issued audited financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. On November 8, 2006, the company's finance subsidiary, Navistar Financial Corporation (NFC), announced that its previously issued audited financial statements for the years ended October 31, 2002 through 2004 and all quarterly financial statements for the periods after November 1, 2002 should no longer be relied on because of errors in such financial statements. Until the company and NFC complete the review of their accounts and the restatement of financial statements, no assurance can be given with respect to the financial statement adjustments and impacts resulting from such review. The financial information contained herein is preliminary and unaudited and has been prepared by management in good faith and based on current company data. It is not a full explanation of the effects of the restatement which will be included in the company's 2005 10-K when filed, and has not been reviewed by the company's independent accountants. When the restatement of the company's prior year financial statements is completed, the unaudited information herein may differ from its restated financial statements. It is likely that the process of restating the prior year financial statements will require changes to the company's financial statements for 2005 and financial information for 2005, 2006, and 2007 due to revised application of certain accounting principles and methodologies that, individually or in the aggregate, may be material. In particular, work continues on the proper accounting for the company's deferred tax assets and the valuation allowances associated therewith. Certain Non-GAAP measures are used in this presentation is provided to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy cost (i.e. pension cost) and other expenses that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

7 We expect our strategy will enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products FY 2009 Goals $15+ Billion Revenue $1.6 Billion Pro forma Segment Profit Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional/Expansion Markets Leveraging what we have and what others have built Leveraging what we have and what others have built

9 Mexico & Export Class 6-7 CE 300 4400 Military Commercial Bus CF and Conventional Class 4/5 Workhorse Cl 3-7 Great Products Summary Leveraging what we have and what others have built All new product platforms within the last 5 years while staying within the $250-$350 million capital expenditure range ProStarTM

Diversification

Traditional	Historical	Future
Bus	~64%	~60+%
Medium	~40%	~40%
Combined Class 8	~19%	~20%

Expansion	FY 2003	FY 2007	Future
Mexico/Export	~8,800	~21,200	Up
Military	N/A	~3,200	Up
Mahindra	N/A	N/A	~40,000

NAVISTAR

6

13 MaxxForce (tm) DT Series 9/10 MaxxForce(tm) 7 Ford V8 Brand new technologies built for power, reliability, durability and fuel economy MaxxForce(tm) 5 South American Engines MaxxForce(tm) Big Bore 11L and 13L Expect launch late 2007 6.4L V8 4.5L V6 7.6L / 9.3L Great Products: Engine Note: Market share information is compiled using POLK data combined with company internal reports. Market share has been shown on a calendar year basis and shipment information is based on Navistar's fiscal year-end. World Wide Engine Shipments(3) March 2007 launch February & March 2007 launches June 2007 launch 45% market share in mid-size pick up trucks in South America 40% market share in heavy-duty diesel pickup/vans 38% market share in class 6-7 Truck and School Bus Complete line of 3L-7L products Key Takeaways: I4 / I6 Brand new technologies built for power, reliability, durability and fuel economy

15 Superior product with reduced cost structure Unprecedented Uptime Unparalleled Driver Satisfaction Outstanding Aerodynamics Lowest Out Of Motion Cost

Great Products



MaxxForce™ 11L/13L

Current Navistar big bore usage is approximately:

11/13L	50%
15L	50%

MaxxForce™ 11L / 13L Engines

- Industry leading attributes
  - Fuel economy
  - Weight
  - NVH
- Imported production start: Dec. 2007
- U.S. production start: Summer 2008
- FY 2008 goal: ~4,000 engines
- FY 2009 goal: 10,000 engines
- Significant cost savings versus purchased engines

9

19 Navistar engines can comply with 2010 emissions standards without SCR SCR System Components How do we achieve this? Through the implementation of advanced fuel systems, air management, combustion and controls What are the benefits? Carry over of '07 aftertreatment system technology Eliminate customer inconvenience and infrastructure requirement Avoids weight impact of 350 pounds Avoids SCR price impact of $4,000 to $5,000 2010 Great Products

21 SCR Compared to EGR

Product Leadership

International's MaxxSaver Integrated APU



Typical Aftermarket APU




INTERNATIONAL
MAXXSaver
AUXILIARY POWER UNIT
An International Exclusive System

- **Fuel Economy And Emissions**
  - One Of The First Auxiliary Power Units (APU) To Pass The Stringent 2008 CARB Emissions Standards
- **Integrated Design & Engineering**
  - Diesel Generator Set Rated At 5.2 Kilowatts Of Power
    - Typical APU is rated at 3.5 Kilowatts
  - Fully Integrated With The Vehicle Electronics
  - Best In Class Fuel Economy
  - Highly Styled For Fit And Aerodynamics
- **Designed For Long Life**
  - 10,000 Hour Durability Life Tested To OEM Specifications (typical competitors 4000 to 8000 hours)
- **Extreme Quiet Operation**
  - Fully Isolated For Noise And Vibration
- **Long Service & Maintenance Intervals (1,000 Hours)**
- **Factory Installed And Warranted**

12

25 Material Other 0.87 0.13 Competitive Cost Structure Key Takeaways Master UAW labor contract Global sourcing Strategic partnerships Design focus on quality and cost reductions Scale Materials Other Main focus is on supply base

27 Growth in non-traditional segments Utilizing what we have and what others have built Non-Traditional Military Export (Mexico and all other countries) Small Bus and Commercial Bus Workhorse (Commercial Chassis and RV's) Class 4/5 LCF Class 5 Conventional Non-Traditional Big Bore Engine New Engine Customers Non-Traditional Big Bore Engine Parts Military and Export Parts Small Bus and Commercial Bus Parts Class 4 and 5 Parts Workhorse Parts

29 Mexico & Export Increase export market share Military Units delivered: FY 2005 - ~1,300 FY 2006 - ~2,900 FY 2007 - ~3,200 Commercial Bus Industry ranges from 9K - 13K CF and Conventional Class 4/5 Industry ranges from 20K - 30K Industry ranges from 45K - 60K Workhorse Cl 3-7 Industry ranges* from 35K - 45K *Includes Commercial Chassis and RV units Great Products: Growth October YTD Actual Shipments Expected 2008 Goal - 40K - 45K UNITS

31 Network Development + New Products = Growth in Mexico Increase geographic coverage Full implementation of Diamond Standards Sales people skill development Trucks: Class 4-8 Buses: Class 5-8 Midibus Body builder business Hybrid ProStar MaxxForceTM 4 & 6 cylinder applications Buses 4000 Series Delivering profitable growth 20 dealers with more than 85 location 30% increase in dealer locations Share up 5 points since 2000 Mexico - Continued Focus on Growth

33 New Markets + New Products = Export Growth Russia Australia Grow existing markets Latin America South Africa Middle East Dedicated dealers in all key markets Midibus 9800 replacement MWM integration Mahindra International Today 27% share of NA exports Mostly heavy and severe exports Future Exports from India Grow medium and bus business Export - Continued Focus on Growth

35 Mahindra International Global Sourcing Leveraging synergies across businesses Engineering Services Now 280-people strong Commercial Growth India and Exports -New full line Class 4-8 in development -New plant for trucks and engines in 2009 -2011 target volume 40,000 units/year (market 400,000 Class 3-8) Current Class 3-5 Vehicles India's first commercial vehicles with electronic common rail diesel engines Compressed Natural Gas Buses New 15-passenger bus JV Three-Legged Strategy

37 Awarded $623 million Contract for 1,200 Category 1 units in May, 2007 Awarded $8.5 million Contract for 16 Category 2 units in June, 2007 Awarded $414 million Contract for 755 Category 1 units in July, 2007 Awarded $72 million Contract for Parts and service support in September, 2007 Mine Resistant Ambush Vehicles (MRAP) Awarded $509 million Contract for 1,000 Category 1 units in October, 2007 "It's not just a contract. It's a privilege." Awarded $68 million Contract for Parts and service support in October, 2007

39 Military Growth - Portfolio of Platforms 2005 2006 2007 AFMTV - ANA, Afghanistan Police, Iraq Procurement Iraqi Ministries Commercial Vehicles Support Iraqi Supplement Acquisition - Military Taiwan FMS/Government Contractors/ FTTS MRAP Engine and Parts Future Opportunities MRAP JLTV FMS M915 FMTV Engine Parts Dealer Support/Field Service Reps Partnerships

41 Navistar Parts Strategy Traditional Profitable Growth Follow Truck and Engine Proprietary parts World class cost structure Double-digit growth 1st Owners Leverage ProStarTM and MaxxForceTM Improved dealer capabilities Integrated customer experiences Additional national account customers Competitiveness through global supply base Sell to 2nd-4th Owners Align products with customer needs (brands, quality, price and terms) All-Makes parts programs Pull customers into channel Expansionary Diversify our Parts Business Leverage capabilities and assets Military Parts MaxxPro - $140 MM Parts Order Mission support for other vehicles Local base provisioning Capture "Resets" Global Mexico and Export MWM International Mahindra International Adjacent Businesses Workhorse and UpTime Mexico aftermarket stores Other opportunities Global Distribution MaxxForceTM Big Bore Military Parts ProStarTM Class 6-8 Parts Dealer Capabilities 2005 2009 $1.4B Sales $1.9B Sales

43 Business Update

45 We expect our strategy will enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products FY 2009 Goals $15+ Billion Revenue $1.6 Billion Pro forma Segment Profit Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional/Expansion Markets Leveraging what we have and what others have built Leveraging what we have and what others have built

47 Actions and initiatives expected to drive average 10% segment margins TRUCK ProStarTM MaxxForceTM Big Bore Material Initiatives (Global Sourcing, etc.) Non-Traditional/Expansion Markets Growth Parts Growth Manufacturing Efficiencies 2007 2008 2009 2007 2008 2009 60% 100% 100% 70% 100% 70% 90% 100% 50% 75% 100% 30% 65% 100% 50% 100% 100% 50% 75% 100% 70% 90% 100% 30% 65% 100% 50% 100% 100% 25% 100% 70% 100% 100% 100% ENGINE Material Initiatives (Global Sourcing, etc.) Customer Profitability Reduced R&D Emission Spending MaxxForceTM Big Bore Diversify Customer Base Parts Growth Manufacturing Efficiencies

49 Key Enablers to Reach $1.6B Pro Forma Segment Profit 2006 Military +$1.5B Revenue Parts +$0.5B Revenue +2% Share Traditional Share Expansionary Growth +15-20K Units ProStarTM +$3K/ Truck Global Sourcing 10-20% Savings Operating Efficiencies Engine Actions/ MaxxForceTM 2009 $1.6 We expect our strategy will enable us to deliver our 2009 goal *Pro Forma segment margin has been revised from $1.5 B to $1.6 B due to the movement of post 1986 retirement costs out of segment margins into corporate SG&A * Preliminary & Unaudited

51 We expect our strategy will enable us to deliver our 2009 goal Preliminary & Unaudited

53 Tax Strategy Utilize U.S. Federal NOL's and other Deferred Tax Assets to minimize future tax payments The majority of our remaining U.S. Federal NOL's will not expire until 2020 and later Need U.S. taxable income to utilize Not all U.S. tax payments will be offset, i.e. state and AMT Lower overall average effective tax rate Continue to pursue U.S. tax credit opportunities (although this will not benefit the tax rate until/if the valuation reserve is reversed) Leverage our international growth to reduce the overall rate

55 Traditional U.S. and Canada Retail Sales Class 6 - 8 Industry Landscape Class 6 - 8 *Navistar's fiscal year is 11/1-10/31

57 Wholesale and Retail Sales Breakout *Traditional Units **Assumes midpoint of retail sales guidance **

59 Appendix

61 Market Share Source: Wards, ACT, Polk data combined with Internal Company reports

63 U.S. and Canada Market Share Leader in Class 6-8 Trucks and School Bus *Market Share (1,2) - Information is compiled using Wards, ACT and POLK data combined with company internal reports. Market share information reflects retail sales in the United States and Canada for School Bus and Classes 6-8. COMBINED CLASS 8 CLASS 6-7 BUS Qtr over Qtr Market Share October YTD Market Share

65 Operational Update - Truck Shipments(3) Note: Information shown below is based on Navistar's fiscal year-end Traditional* Non-Traditional/ Expansion Markets** Other Non-Traditional/ Expansion Markets *** U.S. and Canada Bus and Class 6-8 Trucks Military - U.S. Note - Other slides within this presentation will refer to all Military sales as "Non-Traditional" growth since Navistar just entered this area Export (Mexico and all other countries) Military - Export Small Bus Workhorse (Commercial Chassis lower than Class 6, RV's and Bus) Class 4/5 LCF Class 5 Conventional

67 Order Receipts - U.S. & Canada Source: ACT data combined with Internal Company reports

69 World Wide Engine Shipments

71 SEC Regulation G ($ millions) The following non-GAAP financial measures are based upon our unaudited consolidated statements of operations for the periods shown, giving effect to the adjustments shown in the reconciliations set forth below. This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation below, provides meaningful information and therefore uses it to supplement its GAAP reporting and other expenses that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations below, to provide an additional measure of performance. Preliminary & Unaudited